Exhibit 10.7

EXECUTION VERSION

AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT is dated as of July 30, 2013 (this “Amendment”), among INSTALLED BUILDING PRODUCTS, LLC, a Delaware limited liability company (“IBP, LLC”), INSTALLED BUILDING PRODUCTS II, LLC, a Delaware limited liability company (“IBP II, LLC” and together with IBP, LLC, collectively, the “Companies” and each, individually, the “Company”), EACH BORROWING SUBSIDIARY PARTY HERETO (collectively with the Companies, the “Borrowers”), CCIB HOLDCO, INC., a Delaware corporation (“Parent”), and EACH GUARANTYING SUBSIDIARY PARTY HERETO (together with Parent, the “Guarantors”), the Lenders party hereto, and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

RECITALS:

A. The Borrowers, the Guarantors, the lenders from time to time party thereto (collectively, “Lenders”) and Agent have entered into a Loan and Security Agreement dated as of November 4, 2011 (as heretofore modified, supplemented or amended, the “Loan Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

B. The Borrowers have requested that Agent and Lenders modify certain provisions of the Loan Agreement.

C. Subject to the terms and conditions set forth below, Agent and Lenders party hereto are willing to so amend the Loan Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1. AMENDMENT AND WAIVER. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein:

(i) the Loan Agreement is amended as follows:

(a) effective immediately, the Unreserved LC Amount shall be an amount equal to zero ($0) and no Letter of Credit shall be a Designated LC;

(b) effective immediately, the Individual Guaranty Agreement dated as of October 22, 2012 made and delivered by Jeffrey W. Edwards, Peter H. Edwards, Jr., Michael A. Edwards and Anne W. Edwards, guarantying the Designated LC Obligations, is hereby terminated and each of Jeffrey W. Edwards, Peter H. Edwards, Jr., Michael A. Edwards and Anne W. Edwards is released from any obligation thereunder;

(c) effective immediately, the Guaranty Agreement dated as of October 22, 2012 made and delivered by Cetus Capital II, LLC, guarantying the Designated LC Obligations, is hereby terminated and Cetus Capital II, LLC is released from any obligation thereunder; and

(ii) Agent and Lenders hereby waive any breach by the Obligors of the provisions of Section 10.2.9 as a result of changing the name of Parent.

The amendments to, and waiver of, the Loan Agreement and releases of Guaranties are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Agreement are intended to be affected hereby.

Section 2. CONDITIONS PRECEDENT. The parties hereto agree that the amendments and waiver set forth in Section 1 above shall not be effective until the Agent shall have received a counterpart of this Amendment, duly executed and delivered by the Borrowers, the Guarantors and Lenders.

Section 3. REPRESENTATIONS AND WARRANTIES.

(a) In order to induce Agent and Lenders to enter into this Amendment, each Obligor represents and warrants to Agent and Lenders as follows:

(i) No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(ii) The representations and warranties made by such Obligor in Section 9 of the Loan Agreement are true and correct in all material respects (except where any such representation or warranty is otherwise qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct on and as of such earlier date.

(iii) Since December 31, 2012, no event has occurred or circumstance arisen that has had or could reasonably be expected to have a Material Adverse Effect.

(b) In order to induce Agent and the Lenders to enter into this Amendment, each Obligor represents and warrants to Agent and Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles relating to enforceability.

Section 4. MISCELLANEOUS

(a) Ratification and Confirmation of Loan Documents. Each Obligor hereby consents, acknowledges and agrees to the amendments and waiver set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Obligor, the continuation and extension of the liens granted under the Loan Agreement and the Security Documents to secure the Obligations).

(b) Fees and Expenses. The Borrowers shall, joint and severally, pay on demand all reasonable costs and expenses of Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Agent.

(c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

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(d) Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 14.13, 14.14 and 14.15 of the Loan Agreement.

(e) Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f) Entire Agreement. This Amendment, together with all the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing signed by the parties hereto for such purpose.

(g) Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Obligor, Agent, each Lender and their respective successors and assigns (subject to Section 13 of the Loan Agreement).

[Remainder of page intentionally left blank; signatures begin on following page]

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IN WITNESS WHEREOF, the following parties have caused this Amendment No. 4 to Loan and Security Agreement to be executed as of the date first written above.

BORROWERS:

INSTALLED BUILDING PRODUCTS, LLC

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President - Finance

ACCURATE INSULATION LLC
AMERICAN INSULATION & ENERGY SERVICES, LLC
ANY SEASON INSULATION, LLC
BAYTHERM INSULATION, LLC
BUILDING MATERIALS FINANCE, INC.
CORNHUSKER INSULATION, LLC
GARAGE DOOR SYSTEMS, LLC
GOLD INSULATION, INC.
GOLD STAR INSULATION, L.P.
By: Gold Insulation, Inc., its General Partner
G-T-G, LLC
HINKLE INSULATION & DRYWALL COMPANY, INCORPORATED
IBP ASSET, LLC
IBP ASSET II, LLC
IBP EXTERIORS, INC.
IBP TEXAS ASSETS I, LLC
IBP TEXAS ASSETS II, LLC
IBP TEXAS ASSETS III, LLC
INSTALLED BUILDING PRODUCTS II, LLC
INSTALLED BUILDING PRODUCTS - PORTLAND, LLC
INSULVAIL, LLC
LAKESIDE INSULATION, LLC
LKS TRANSPORTATION, LLC
METRO HOME INSULATION, LLC
MID SOUTH CONSTRUCTION AND BUILDING PRODUCTS, INC.
NORTHWEST INSULATION, LLC

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President - Finance

OJ INSULATION HOLDINGS, INC.
OJ INSULATION, L.P.
By: OJ Insulation Holdings, Inc., its General Partner
RAJAN, LLC
ROCKFORD INSULATION, LLC
SPEC 7 INSULATION CO., LLC
SUPERIOR INSULATION SERVICES, LLC
TCI CONTRACTING, LLC
THERMAL CONTROL INSULATION, LLC
WATER-TITE COMPANY, LLC
WILSON INSULATION COMPANY, LLC

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President - Finance

GUARANTORS:

INSTALLED BUILDING PRODUCTS, INC. (f/k/a) CCIB HOLDCO, INC.
IBHL A HOLDING COMPANY, INC.
IBHL B HOLDING COMPANY, INC.
IBHL II–A HOLDING COMPANY, INC.
IBHL II–B HOLDING COMPANY, INC.
IBP HOLDINGS, LLC
IBP HOLDINGS II, LLC

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President - Finance

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and Lender

By:	/s/ Christopher M. O’Halloran
Name:	Christopher M. O’Halloran
Title:	Senior Vice President